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                                                                    EXHIBIT 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) of AvantGo, Inc. of our report dated June 30, 2000, with respect to the consolidated financial statements of AvantGo, Inc., included in its Registration Statement to Form S-1, as amended to date, filed with the Securities and Exchange Commission.


                                         ERNST & YOUNG LLP

Walnut Creek, California
September 27, 2000